Investor Presentation June 2021 1

Forward Looking Statements 2 This presentation contains forward-looking statements based on current expectations, including statements regarding our earnings guidance and financial outlook and goals. These forward-looking statements are often identified by words such as “estimate,” “predict,” “may,” “believe,” “plan,” “expect,” “require,” “intend,” “assume,” “project,” "anticipate," "goal," "seek," "strategy," "likely," "should," "will," "could," and similar words. Because actual results may differ materially from expectations, we caution you not to place undue reliance on these statements. A number of factors could cause future results to differ materially from historical results, or from outcomes currently expected or sought by Pinnacle West or APS. These factors include, but are not limited to: the potential effects of the continued COVID-19 pandemic, including, but not limited to, demand for energy, economic growth, our employees and contractors, supply chain, expenses, capital markets, capital projects, operations and maintenance activities, uncollectable accounts, liquidity, cash flows, or other unpredictable events; our ability to manage capital expenditures and operations and maintenance costs while maintaining reliability and customer service levels; variations in demand for electricity, including those due to weather seasonality, the general economy or social conditions, customer and sales growth (or decline), the effects of energy conservation measures and distributed generation, and technological advancements; power plant and transmission system performance and outages; competition in retail and wholesale power markets; regulatory and judicial decisions, developments and proceedings; new legislation, ballot initiatives and regulation, including those relating to environmental requirements, regulatory and energy policy, nuclear plant operations and potential deregulation of retail electric markets; fuel and water supply availability; our ability to achieve timely and adequate rate recovery of our costs through our rates and adjustor recovery mechanisms, including returns on and of debt and equity capital investments; our ability to meet renewable energy and energy efficiency mandates and recover related costs; the ability of APS to achieve its clean energy goals (including a goal by 2050 of 100% clean, carbon-free electricity) and, if these goals are achieved, the impact of such achievement on APS, its customers, and its business, financial condition and results of operations; risks inherent in the operation of nuclear facilities, including spent fuel disposal uncertainty; current and future economic conditions in Arizona, including in real estate markets; the direct or indirect effect on our facilities or business from cybersecurity threats or intrusions, data security breaches, terrorist attack, physical attack, severe storms, droughts, or other catastrophic events, such as fires, explosions, pandemic health events, or similar occurrences; the development of new technologies which may affect electric sales or delivery; the cost of debt and equity capital and the ability to access capital markets when required; environmental, economic and other concerns surrounding coal-fired generation, including regulation of greenhouse gas emissions; volatile fuel and purchased power costs; the investment performance of the assets of our nuclear decommissioning trusts, pension, and other postretirement benefit plans and the resulting impact on future funding requirements; the liquidity of wholesale power markets and the use of derivative contracts in our business; potential shortfalls in insurance coverage; new accounting requirements or new interpretations of existing requirements; generation, transmission and distribution facility and system conditions and operating costs; the ability to meet the anticipated future need for additional generation and associated transmission facilities in our region; the willingness or ability of our counterparties, power plant participants and power plant land owners to meet contractual or other obligations or extend the rights for continued power plant operations; and restrictions on dividends or other provisions in our credit agreements and ACC orders. These and other factors are discussed in Risk Factors described in Part I, Item 1A of the Pinnacle West/APS Annual Report on Form 10-K for the fiscal year ended December 31, 2020, which you should review carefully before placing any reliance on our financial statements, disclosures or earnings outlook. Neither Pinnacle West nor APS assumes any obligation to update these statements, even if our internal estimates change, except as required by law.

T H E P I N N A C L E W E S T S T O R Y A Refocused Company. Long Growth Runway. 3 1 A refocused company 2 Favorable market dynamics 3 Shift to clean 4 Strong financial profile 5 Clear strategic priorities

AT A GLANCE

Arizona's Largest Electric Company

Service Territory[1]


Nevada
Utah
Colorado
New Mexico
California
Arizona
LAS VEGAS
FARMINGTON
FOUR CORNERS
KINGMAN
FLAGSTAFF
WINSLOW
HOLBROOK
CHOLLA
BAGDAD
PRESCOTT
PHOENIX
PALO VERDE
WEST PHOENIX
OCOTILLO
GLOBE
SUNDANCE
REDHAWK
GILA BEND
CASA GRANDE
YUMA
YUCCA
SAGUARO
TUCSON
NOGALES
DOUGLAS
APS Retail Electric Service Territory
Major APS Power Plants
Principal APS Transmission Lines
Major APS Solar Power Plants

[1] As of December 31,2020

Key Facts as of Dec. 31, 2020

Consolidated assets	$20B
Revenues	$3.6B
Market cap	~$9B
Generating capacity owned or leased – year end	~6.3 GW
Customers	1.3M
Current % from clean energy	~50%
Nuclear plant in U.S.	Largest

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PINNACLE WEST CAPITAL CORPORATION

Attractive Customer Mix and Shifting Generation Profile 5 Residential 50% Commercial & Industrial 49% Other 1% Demand Side Management 16% Gas 28% Renewable 11% Purchased 8% Coal 14% Nuclear 23% Retail Sales Mix Energy Mix – Will Shift Going Forward

Building on a Strong Performance Track Record * Consumer Price Index6 Top Quartile Consistent ranking Safety Profile Flat APS core operating costs per kWh last 3 years Operating Costs 2% Average annual growth last 3 years Customer Growth 25 years Residential rates increased less than inflation 70% 34% CPI* APS Last 25 Years Affordable Energy Top Quartile Invest >$1B annually in upgrades and infrastructure Reliability 6.2% Decline in average residential bill since 2018 Reducing Residential Bills

Solid Underlying Financial Performance – Goal is More Consistent Growth 7 $511M $538M $551M 2018 2019 2020 Net Income ($M) $4.54 $4.77 $4.87 2018 2019 2020 Adjusted EPS ($) $8.6B $9.3B $10.3B 2017 2018 2019 Rate Base ($B)

Entering a New Era 8 2019-2020 2021+Prior to 2019 • Built Arizona’s leading power utility with strong performance track record Build Transformation New Focus • New culture and clean energy goals – Lean principles supporting customer affordability • Investing in clean energy, stakeholder alignment and innovation

Building the New Pinnacle West 9 PastFocus Future Customer Experience Average Best in Class Clean Energy Moderate Priority / accelerating Regulatory Relations Challenging Aligned Earnings Performance Strong / Inconsistent Strong / More consistent

Leading ESG Practices Guide Our Approach – Snapshot ¹ Climate Change and Water Security “A Lists” by CDP: One of only 16 North American companies worldwide to receive two A scores. 2 Report dated April 27, 2021. 10 Environmental Social Governance Only North American electric utility on CDP A List for Water and Climate¹ MSCI ESG “AA” rating2 Reduced carbon by 26% since 2005 and retired over 1,000 MW of coal Top quartile employee safety 36% of new hires ethnically or racially diverse Proposed $144M Coal Community Transition Plan 36% of independent directors gender or ethnically diverse ESG executive council Board oversight of strategy and risk

11 Recent Positive Results Show Evidence of Repositioning Improved regulatory transparency − Delivered on customer issues Improving J.D. Power customer rankings1 − Most improved large utility residential customer rating (2020) − Business customer rating rises to second quartile (2020) Improved customer experience − 24/7 care center support − Enhanced digital engagement 1For 2020, we received a 55 point customer satisfaction improvement from our residential customer on the J.D. Power residential study (an increase from 680 points to 735 points on a 1,000 point scale) resulting in the largest improvement in satisfaction of large brands in the study. https://www.jdpower.com/business/press-releases/2020-electric-utility-residential-customer-satisfaction-study We also received a 44 point customer satisfaction improvement from our business customer on the J.D. Power business study (an increase from 755 points to 799 points on a 1,000 point scale) resulting in an improvement into the second quartile ranking nationally. https://www.jdpower.com/business/press-releases/2020-electric-utility-business-customer-satisfaction-study

T H E P I N N A C L E W E S T S T O R Y A Refocused Company. Long Growth Runway. 12 1 A refocused company 2 Favorable market dynamics 3 Shift to clean 4 Strong financial profile 5 Clear strategic priorities

Fast Growing Service Territory 13 Annual Employment Growth Last Three Years¹ Steady Housing Growth2 '10 '11 '12 '13 '14 '15 '16 '17 '18 '19 '20 Single Family & Multifamily Housing Permits Maricopa County 6,582 39,693 Phoenix metro ranked second in the nation for expected industrial space growth in 20213 2% 20% CAGR (1)% 1% National Arizona 1 2018-2020 2 Maricopa County population 4.5M, 62% of state population 3 Phoenix Business Journal. April 14, 2021

System Supports High Tech Growth in Economy 14 Our Approach: Focus on Four Main Areas Supports Influx of Tech and Data Centers – Examples • Business attraction and expansion • Community development • Entrepreneurial support • Infrastructure support • Microsoft – constructing 3 new mega data centers • Taiwan Semiconductor – plans to build $12B factory • Stack Infrastructure – building 1M sq ft data center on 79 acres • Stream Data Centers – 418,000 sq ft, up to 200MW of load Data centers are projected to create up to 640 MW of capacity needs by 2035

T H E P I N N A C L E W E S T S T O R Y A Refocused Company. Long Growth Runway. 15 1 A refocused company 2 Favorable market dynamics 3 Shift to clean 4 Strong financial profile 5 Clear strategic priorities

Our Clean Energy Plan 16 Commitments Pathway 2005 2019 2030 2050 1 100% clean, carbon-free electricity by 2050 2 65% clean energy by 2030 with 45% renewable energy 3 End APS’s use of coal-fired generation by end of 2031 24% 50% 65% 100%

2018 2019 2025 2031 Coal Exit Strategy – 7 Years Earlier than Originally Projected 17 Coal Free 2038 Navajo 315 MW (now retired) Cholla 387 MW 2025 Remaining Four Corners 970 MW 20311 1Starting in 2023, Four Corners will move to a seasonal operating schedule that will further reduce annual carbon emissions at Four Corners by an estimated 20-25%.

Coal Exit and Expiring Purchase Contracts Will Create a 6,000 MW Supply-Demand Gap by 2035 ¹ Will need more additions than 6,000 MW due to new resources being paired to meet reliability requirements (i.e., solar with storage requires 100 MW solar plus 100 MW of storage). 18 0 2,000 4,000 6,000 8,000 10,000 12,000 2020 2023 2026 2029 2032 2035 Peak Capacity (MW) Existing Owned Resources Existing / Signed Contracts 6,000 MW¹ Closing the gap - opportunity

Key New Energy Sources to Achieve Goals 19 Initiatives • Solar generation • Wind generation • Gas as a bridge fuel • Demand-side management • Energy storage solutions • Innovation Resource Mix Change Today 2035 Coal 14% 0% Gas 28% 6%-17% Nuclear 23% 16% Purchased 8% 11% Renewable/ DSM 27% 56%-67%

Energy Storage A Key Element of Our Renewal Energy Plan 20 1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 5,000 6,000 7,000 8,000 9,000 MW Hours Throughout Day Daily Energy Usage Store solar energy at midday Storage Advantages Absorbs negative priced excess energy at noon Provide opportunity to save customers more through the Energy Imbalance Market Discharge stored energy during evening peak Plan includes 300 MW/year of energy storage 2022-2030

Advancing On Path to 100% Clean Energy – Three Year Capital Plan of $4.5B1 21 Total 2021-2023 $4.5B $146 $221 $181 $179 $612 $577 $556 $549 $169 $185 $181 $179 $199 $203 $190 $187 $136 $314 $392 $406 $1,262 $1,500 $1,500 $1,500 $- $200 $400 $600 $800 $1,000 $1,200 $1,400 $1,600 $1,800 $2,000 2020 2021E 2022E 2023E Clean Generation Traditional Generation Transmission Distribution Other 1 As disclosed in the Quarterly Report on Form 10-Q for the period ended March 31, 2021.

Shift to Clean Energy is a Win, Win, Win, Win 22 Lower carbon Maintain affordability Expanded capital base Aligned goals WIN for clean air WIN for customers WIN for EPS growth WIN for relations with regulators

T H E P I N N A C L E W E S T S T O R Y A Refocused Company. Long Growth Runway. 23 1 A refocused company 2 Favorable market dynamics 3 Shift to clean 4 Strong financial profile 5 Clear strategic priorities

Strong Balance Sheet – Pinnacle West 24 Debt to Capitalization (TME 12/31/2020) Corporate Credit Ratings1 FFO/Debt: 20.2% Moody’s S&P Fitch A3 A- A- 54.6% Debt/Cap 1 We are disclosing credit ratings to enhance understanding of our sources of liquidity and the effects of our ratings on our costs of funds. (TME 12/31/2020) Source: Standard & Poor’s

Well-Balanced Long-Term Debt Maturity Profile 25 $M PNW Long-Term DebtAPS Long-Term Debt $0 $200 $400 $600 $800 $1,000 $1,200 2021 2023 2025 2027 2029 2031 2033 2035 2037 2039 2041 2043 2045 2047 2049 As of March 31, 2021

Increased Dividend, 9 Year History of Increases1 26 Indicated Annual Dividend – Year End $2.62 $2.78 $2.95 $3.13 $3.32 2016 2017 2018 2019 2020 1 Future dividends are subject to declaration at Board of Directors’ discretion.

T H E P I N N A C L E W E S T S T O R Y A Refocused Company. Long Growth Runway. 27 1 A refocused company 2 Favorable market dynamics 3 Shift to clean 4 Strong financial profile 5 Clear strategic priorities

Clear Strategy Going Forward 28 Deliver exceptional customer service Ensure superior reliability and operating performance 1 Make intelligent investments to support a growing Arizona Maintain strong credit ratings and financial health 4 2 3 Customer Focused

EXAMPLE OF INNOVATION INNITIATIVE

Bringing the Residential Customer into the Advanced Economy

Initiatives

- Award-winning program to promote installation of advanced smart thermostats
  - reduces demand during 3-8 pm peak load window
- Super off-peak electric vehicle charging rate equivalent to ~30¢ per gallon gasoline





Potential Impact

Demand Savings During Peak Afternoon Window


300-500 MW
100-150 MW
Today
Future

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PINNACLE WEST
CAPITAL CORPORATION

Customer Driven Initiatives Underway – A Few Examples 30 Take Charge AZ Customer Advisory Board • Pilot program to encourage electric vehicle adoption by installing charging stations • Expect to install more than 250 chargers through 2021 Energy Efficiency • Gathers direct insight from residential customers • Identify customer concerns to shape solutions • Demand response programs to reward shift of energy usage to lower-cost times – smart thermostats – residential battery systems – grid-interactive water heaters

E X A M P L E O F I N N O V A T I O N I N N I T I A T I V E Pilot Project Exploring Hydrogen as Potential Solution for Long Duration Storage 31 Collaborators • Palo Verde nuclear plant and Idaho National Laboratory Pilot Program 2020-2023 • Examine long-term cost effectiveness of hydrogen production at utility scale Goal • Use of hydrogen for long term storage of energy 100% Plant Output Power to hydrogen - stored Power to grid Power to grid Power from storage to grid Possible Scenario for Palo Verde Nuclear Plant April Lower demand on grid August Peak demand Profile of Project

Key Value Drivers Going Forward 32 Focus to Avoid Regulatory Lag: • Enhanced recovery mechanisms • Or more frequent rate case filings • 2019 Rate Case (decision expected 3Q 2021) – Seek regulatory approval for an adjustor mechanism to enable more timely recovery of clean investments • Execute contracts to own additional clean energy resources Next 6-12 months • Investment in utility-owned clean energy resources • Concurrent recovery for those resources • Financing needs to support investments • Continued customer and sales growth Longer Term Next 3-5 Years

Customer Bill Impact = Net Base Rate Increase + Net Adjustor Changes Dollars (millions) Bill Impact Total Revenue Deficiency in APS’s Application $184 5.6% Base Rate Changes Net adjustments $(28) (0.9)% TEAM $(119) (3.6)% All other adjustor mechanisms $4 0.1% Rebuttal Net Base Rate Request $41 1.2% Adjustor Changes Removal of TEAM credit $119 3.6% Transfer of all other adjustor mechanisms to base rates $(4) (0.1)% Advanced Energy Mechanism $13 0.4% Net Adjustor Mechanism Changes $128 3.9% Total Rebuttal Revenue Requirement Increase and Bill Impact $169 5.1% APS Rebuttal Testimony | Revenue Requirement 33 Revenue Requirement Increase $110M of existing costs offset the revenue increase 1 $169M New revenue 1 $110M includes costs related to depreciation rate changes, Four Corners SCR and Ocotillo Modernization project deferred costs and deferral amortization. Commission Staff’s revenue recommendation $59.8M 2

Outlook: Steady Growth in Rate Base 34 Expect annual renewable additions of 300-500MW 2022-2030 2019 2020 2021 2022 2023 APS Rate Base Growth (Year End) $10.3B ~6% Long-Term CAGR $12.9B

I N S U M M A R Y A Refocused Company. Long Growth Runway. 35 1 A refocused company 2 Favorable market dynamics 3 Shift to clean 4 Strong financial profile 5 Clear strategic priorities

Appendix

Effective COVID-19 Response for Customers and Employees 37 Employee Safety New procedures, physical distancing Suspended disconnects, waived late fees Customer Support Initiatives Customer and Community Relief Fund Provided more than $15M in pandemic aid

ESG Leadership – Recognition

CDP DISCLOSURE INSIGHT ACTION A LIST 2020

CLIMATE

CDP DISCLOSURE INSIGHT ACTION A LIST 2020

WATER

MSCI

Environmental Sustainability and Governance "AA" rating[1]

A·E·S·P ENERGY AWARDS

OUTSTANDING ACHIEVEMENT

Emerging Tools & Technologies

training

Training Magazine

Top 100 Learning and Development Organization

HIRE Platinum Medallion Award 2018-2020

US Department of Labor

20th Anniversary U.S. WIN

Women in Nuclear National Award for Best Public Outreach

[1] As of April 27, 2021

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PINNACLE WEST CAPITAL CORPORATION